                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2003


                           priceline.com Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-25581                06-1528493
-------------------------------- ------------------------ ----------------------
(State or other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                06854
----------------------------------------------------- --------------------------
          (Address of principal office)                       (zip code)


                                     N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On May 1, 2003, priceline.com Incorporated announced its financial results for the fiscal quarter ended March 31, 2003. A copy of priceline.com's consolidated balance sheet at March 31, 2003 and December 31, 2002 and consolidated statement of operations for the three months ended March 31, 2002 and 2003 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

                  99.1 Priceline.com consolidated balance sheet at March 31, 2003 and December 31, 2002 and consolidated statement of operations for the three months ended March 31, 2002 and 2003.

                  99.2 Press release (which includes a financial and statistical supplement and related information and a reconciliation of adjustments to priceline.com's consolidated statement of operations) issued by priceline.com Incorporated on May 1, 2003 relating to its 1st quarter ended March 31, 2003 earnings.

ITEM 9. REGISTRATION FD DISCLOSURE FURNISHED PURSUANT TO ITEM 12 DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 1, 2003, priceline.com Incorporated announced its financial results for the fiscal quarter ended March 31, 2003. A copy of priceline.com's press release announcing these financial results and certain other information is attached as Exhibit 99.2 to this Current Report on Form 8-K.

     The attached press release contains forward-looking statements relating to priceline.com's performance during 2003. A more thorough discussion of certain factors which may affect priceline.com's operating results is included in priceline.com's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and will also be included in priceline.com's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 to be filed with the Securities and Exchange Commission in the second quarter of 2003.

     In accordance with the procedural guidance in Securities and Exchange Commission Release No. 33-8216, the information in this report is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

     The attached press release contains two non-GAAP financial measures. For purposes of the Securities and Exchange Commission's Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"). In the attached press release, priceline.com uses the non-GAAP measures of net loss excluding warrant costs and net loss per share excluding warrant costs and preferred stock dividends. Both "warrant costs" and "preferred stock dividends" are non-cash charges calculated in accordance with GAAP that appear as line items on priceline.com's consolidated statement of operations for the 1st quarter 2003. The non-GAAP measures are provided to enhance the user's overall understanding of our 1st quarter 2003 financial performance and our prospects for the future. Specifically, we believe that net loss excluding warrant costs and net loss per share excluding preferred stock dividends and warrant costs provide useful information to investors by excluding two non-cash expenses that may not be indicative of our core operating results. Additionally, while this is the first fiscal quarter in which priceline.com is not separately reporting results on a "pro forma" basis, the company has, for transitional purposes, reported these two non-GAAP measures to facilitate comparison to 1st quarter 2003 guidance it had previously provided. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. In the attached financial and statistical supplement, we have reconciled net loss excluding warrant costs and net loss per share excluding preferred stock dividends and warrant costs to the most directly comparable GAAP measures, net loss and net loss per share.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRICELINE.COM INCORPORATED


                                         By:  /s/ Jeffery H. Boyd
                                             ---------------------------------
                                              Name:  Jeffery H. Boyd
                                              Title: President and Chief
                                                     Executive Officer


Date: May 1, 2003

                                  EXHIBIT INDEX


                  EXHIBIT NO.       DESCRIPTION

                  99.1 Priceline.com consolidated balance sheet at March 31, 2003 and December 31, 2002 and consolidated statement of operations for the three months ended March 31, 2002 and 2003.

                  99.2 Press release (which includes a financial and statistical supplement and related information and a reconciliation of adjustments to priceline.com's consolidated statement of operations) issued by priceline.com Incorporated on May 1, 2003 relating to its 1st quarter ended March 31, 2003 earnings.